                                                                   Exhibit 99.1

                         HIGHLAND SEARCH GROUP, L.L.C.
                         (a limited liability company)







                                                            FINANCIAL STATEMENTS
                                  AS OF AND FOR THE YEAR ENDED DECEMBER 31, 1998

                                                   HIGHLAND SEARCH GROUP, L.L.C.
                                                   (a limited liability company)

                                                                        CONTENTS


--------------------------------------------------------------------------------


        INDEPENDENT AUDITORS' REPORT                               3

        FINANCIAL STATEMENTS:

           Balance sheet                                           4
           Statement of operations                                 5
           Statement of changes in members' equity                 6
           Statement of cash flows                                 7
           Notes to financial statements                        8-12


INDEPENDENT AUDITORS' REPORT



To the Members of
   Highland Search Group, L.L.C.
   New York, New York

We have audited the accompanying balance sheet of Highland Search Group, L.L.C. (a limited liability company) as of December 31, 1998, and the related statements of operations, changes in members' equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Highland Search Group, L.L.C. (a limited liability company) as of December 31, 1998, and the results of its operations and its cash flows for the year then ended, in conformity with generally accepted accounting principles.



/s/ BDO Seidman, LLP
-------------------------------
BDO Seidman, LLP




New York, New York
December 16, 1999

                                                   HIGHLAND SEARCH GROUP, L.L.C.
                                                   (a limited liability company)


                                                                                          BALANCE SHEET
                                                                                         (in thousands)
--------------------------------------------------------------------------------------------------------


 DECEMBER 31, 1998
--------------------------------------------------------------------------------------------------------
ASSETS (Note 6)
CURRENT:
   Cash and cash equivalents (Note 2)                                                            $  833
   Accounts receivable, net of allowance for doubtful accounts of $75 (Note 3)                    2,920
   Note receivable (Note 4)                                                                         103
   Prepaid expenses and other current assets                                                         44
--------------------------------------------------------------------------------------------------------
           TOTAL CURRENT ASSETS                                                                   3,900

PROPERTY AND EQUIPMENT (Notes 2 and 5)                                                              805
OTHER ASSETS                                                                                        292
--------------------------------------------------------------------------------------------------------
                                                                                                 $4,997
--------------------------------------------------------------------------------------------------------
LIABILITIES AND MEMBERS' EQUITY
CURRENT LIABILITIES:
   Accounts payable and accrued expenses (Note 8)                                                $  601
   Current portion of notes payable (Note 6)                                                         87
   Deferred tax liability (Note 2)                                                                   85
--------------------------------------------------------------------------------------------------------
           TOTAL CURRENT LIABILITIES                                                                773
DEFERRED RENT (Note 7)                                                                              176
NOTES PAYABLE, NET OF CURRENT PORTION (Note 6)                                                      396
--------------------------------------------------------------------------------------------------------
           TOTAL LIABILITIES                                                                      1,345
COMMITMENTS AND CONTINGENCY (Notes 7 and 10)
MEMBERS' EQUITY (Notes 1 and 2)                                                                   3,652
--------------------------------------------------------------------------------------------------------
                                                                                                 $4,997
--------------------------------------------------------------------------------------------------------


                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                   HIGHLAND SEARCH GROUP, L.L.C.
                                                   (a limited liability company)




                                                                                 STATEMENT OF OPERATIONS
                                                                                          (in thousands)
--------------------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 1998
--------------------------------------------------------------------------------------------------------
REVENUE (Notes 2 and 3)                                                                          $16,939
OPERATING EXPENSES:
   Compensation and other benefits (Note 8)                                                        7,137
   Selling, general and administrative (Note 2)                                                    2,941
--------------------------------------------------------------------------------------------------------
        INCOME FROM OPERATIONS                                                                     6,861
INTEREST INCOME, NET (Notes 4 and 6)                                                                  76
--------------------------------------------------------------------------------------------------------
        INCOME BEFORE PROVISION FOR INCOME TAXES                                                   6,937
                                                                                                 -------
PROVISION FOR INCOME TAXES (Note 2):
        CURRENT                                                                                      363
        DEFERRED                                                                                     (43)
                                                                                                 -------
                                                                                                     320
--------------------------------------------------------------------------------------------------------
NET INCOME                                                                                       $ 6,617
--------------------------------------------------------------------------------------------------------


                                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                   HIGHLAND SEARCH GROUP, L.L.C.
                                                   (a limited liability company)






                            STATEMENT OF CHANGES IN MEMBERS' EQUITY
                                                     (in thousands)

YEAR ENDED DECEMBER 31, 1998

Balance, January 1, 1998                                    $ 5,077
Distributions (Note 2)                                       (7,179)
Member withdrawal (Note 1)                                     (863)
Net income                                                    6,617
-------------------------------------------------------------------
BALANCE, DECEMBER 31, 1998                                  $ 3,652
-------------------------------------------------------------------



                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                   HIGHLAND SEARCH GROUP, L.L.C.
                                                   (a limited liability company)


                                                                  STATEMENT OF CASH FLOWS
                                                                           (in thousands)

 YEAR ENDED DECEMBER 31, 1998
-----------------------------------------------------------------------------------------
  CASH FLOWS FROM OPERATING ACTIVITIES:
    Net income                                                                    $ 6,617
-----------------------------------------------------------------------------------------
    Adjustments to reconcile net income to net cash provided by operating activities:

         Provision for bad debt                                                        15
         Accrued interest on notes receivable                                          (3)
         Depreciation and amortization                                                228
         Deferred income tax benefit                                                  (43)
         Changes in operating assets and liabilities:
            Decrease in accounts receivable                                           815
            Decrease in prepaid expenses, other current assets and other assets        14
            Decrease in accounts payable and accrued expenses                         (98)
            Increase in deferred rent                                                  20
-----------------------------------------------------------------------------------------
               TOTAL ADJUSTMENTS                                                      948
-----------------------------------------------------------------------------------------
               NET CASH PROVIDED BY OPERATING ACTIVITIES                            7,565
-----------------------------------------------------------------------------------------
 CASH FLOWS FROM INVESTING ACTIVITIES:
    Purchase of property and equipment                                               (446)
    Issuance of notes receivable                                                     (100)
-----------------------------------------------------------------------------------------
               NET CASH USED IN INVESTING ACTIVITIES                                 (546)
-----------------------------------------------------------------------------------------
 CASH FLOWS FROM FINANCING ACTIVITIES:
    Repayment of capital lease obligations                                            (21)
    Proceeds from notes payable                                                       500
    Repayments on notes payable                                                       (17)
    Distributions of income                                                        (7,179)
    Member distribution                                                              (863)
-----------------------------------------------------------------------------------------
               NET CASH USED IN FINANCING ACTIVITIES                               (7,580)
-----------------------------------------------------------------------------------------
 NET DECREASE IN CASH AND CASH EQUIVALENTS                                           (561)
 CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR                                       1,394
-----------------------------------------------------------------------------------------
 CASH AND CASH EQUIVALENTS, END OF YEAR                                           $   833
-----------------------------------------------------------------------------------------
 SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
    Cash paid for:
       Interest                                                                   $    17
       Income taxes                                                                   367
-----------------------------------------------------------------------------------------


                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                   HIGHLAND SEARCH GROUP, L.L.C.
                                                   (a limited liability company)




                                                   NOTES TO FINANCIAL STATEMENTS

                                               (all dollar amounts in thousands)

--------------------------------------------------------------------------------

   1.    NATURE OF BUSINESS   Highland Search Group, L.L.C. (the "Company") was
                              formed under the laws of the State of Delaware in February 1995 under the name Steven Potter
                              Associates, L.L.C. In August 1995, the Company amended the certificate of formation to the current name. The Company specializes in recruiting executives to meet specific requirements on a retainer and success fee basis.

                              On February 20, 1998, the membership of one of the six members was terminated. The member received a distribution equal to her account balance at January 1, 1998. The ownership allocation was then redistributed among the remaining five members for 1998.

   2.    SUMMARY OF           USE OF ESTIMATES
         SIGNIFICANT
         ACCOUNTING           The preparation of financial statements in
         POLICIES             conformity with generally accepted accounting
                              principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                              REVENUE RECOGNITION

                              The Company's revenues consist of success fees upon placement of executives and retainers.

                              Success fee revenue is recognized when a candidate is accepted for employment. Nonrefundable retainer revenue is recognized upon billing as prescribed under the terms of the specific contract, which generally is in equal thirds. There is no minimum employment period required and, accordingly, the Company is under no obligation to refund success fee revenue if a placement is terminated.

                              CASH AND CASH EQUIVALENTS

                              The Company considers all highly liquid
                              investments with a maturity of three months or less when purchased to be cash equivalents.

                                                   HIGHLAND SEARCH GROUP, L.L.C.
                                                   (a limited liability company)




                                                   NOTES TO FINANCIAL STATEMENTS

                                               (all dollar amounts in thousands)

--------------------------------------------------------------------------------


                              PROPERTY AND EQUIPMENT

                              Property and equipment are stated at historical cost. The equipment is depreciated utilizing the straight-line method over the estimated useful lives of 5 to 7 years. Expenditures for repairs and maintenance are charged to expenses as incurred.

                              INCOME TAXES

                              The Company is a limited liability company taxed as a partnership for Federal and State income tax purposes and, as a result, the earnings of the Company are taxable directly to the members. The Company remains liable for the New York City Unincorporated Business Tax, which was $320 for the year ended December 31, 1998.

                              The Company uses the cash method of accounting for tax purposes.


                              Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the year in which those temporary differences are expected to be recovered or settled. The Company's deferred tax liability is primarily generated from the differences in the cash method versus the accrual method of accounting for income taxes. The Company had a deferred tax liability of $85 at December 31, 1998.

                              DISTRIBUTION OF EARNINGS

                              The Company distributes earnings to its members based upon a formula in the members' agreement, which takes into consideration, among other things, ownership percentages, bonuses and other subjective allocations.

                                                   HIGHLAND SEARCH GROUP, L.L.C.
                                                   (a limited liability company)




                                                   NOTES TO FINANCIAL STATEMENTS

                                               (all dollar amounts in thousands)

--------------------------------------------------------------------------------


   3.    MAJOR CLIENTS        For the year ended December 31, 1998, the
                              Company's largest client accounted for 12% of revenue. The Company had two clients that accounted for 17% and 11% of accounts receivable.

   4.    NOTE RECEIVABLE      During 1998, the Company extended a note in the
                              amount of $100 to a member with interest payable at 7%. The note was due at December 31, 1998, but was subsequently extended to March 31, 1999. The outstanding amount shown on the balance sheet at December 31, 1998 is inclusive of accrued interest.

                              During March 1999, approximately $25 was paid in cash and the remaining balance was offset against member distribution.

   5.    PROPERTY AND         Property and equipment is comprised of the
         EQUIPMENT            following:



                              DECEMBER 31, 1998

                              --------------------------------------------------------------------------------
                              Computer equipment and related software                            $   487
                              Office furniture and fixtures                                          545
                              Leasehold improvements                                                 263
                              --------------------------------------------------------------------------------
                                                                                                   1,295
                              Less:  Accumulated depreciation and amortization                       490
                              --------------------------------------------------------------------------------
                                                                                                 $   805
                              --------------------------------------------------------------------------------



                              For the year ended December 31, 1998, depreciation and amortization expense amounted to $228.

   6.    NOTE PAYABLE         In July 1998, the Company obtained an installment
                              loan from a bank amounting to $500 which expires July 2003. The note is secured by the assets of the Company and personally by the members.

                                                   HIGHLAND SEARCH GROUP, L.L.C.
                                                   (a limited liability company)




                                                   NOTES TO FINANCIAL STATEMENTS

                                               (all dollar amounts in thousands)
--------------------------------------------------------------------------------


                              Interest is charged at 8.5%. At December 31, 1998, the outstanding balance was $483. The principal payments on the loan are due as follows:

                                --------------------------------------------
                                1999                              $    87
                                2000                                   94
                                2001                                  102
                                2002                                  111
                                2003                                   89
                                ---------------------------------------------
                                                                  $   483
                                ---------------------------------------------

                              The note was paid in October 1999 in connection with the TMP Worldwide, Inc.'s ("TMP's") merger (see Note 9).

   7.    COMMITMENTS          OPERATING AND CAPITAL LEASES

                              The Company leases office space under two operating leases which expire in July 2003 and February 2006. These leases are subject to escalations for increases in real estate taxes and other expenses.

                              At December 31, 1998, the future minimum lease commitments for these obligations are as follows:


                             --------------------------------------------------
                             Year ending December 31,
                                1999                              $   666
                                2000                                  671
                                2001                                  685
                                2002                                  685
                                2003                                  552
                                Thereafter                            747
                             --------------------------------------------------
                                                                   $4,006
                             --------------------------------------------------

                              Rent expense under operating leases, including escalation charges, was $660 for the year ended December 31, 1998.

                                                   HIGHLAND SEARCH GROUP, L.L.C.
                                                   (a limited liability company)




                                                   NOTES TO FINANCIAL STATEMENTS

                                               (all dollar amounts in thousands)
--------------------------------------------------------------------------------

                              Pursuant to the Company's leases, rent expense charged to operations differs from rent paid because of the effect of rent abatements and scheduled rent increases. Accordingly, the Company has recorded deferred rent payable of $176 at December 31, 1998. Rent expense is calculated by allocating total rental payments, including those attributable to scheduled rent increases, on a straight-line basis over the lease term.

   8.    PROFIT SHARING PLAN  The Company has three defined contribution plans, two for all eligible employees and one for members. The Company's contribution is discretionary, and the Company's annual contribution for 1998 was $188 for members and $224 for nonmembers, respectively.

   9.    SUBSEQUENT EVENTS    On January 1, 1999, the Company admitted a sixth
                              member who received a 4% ownership interest and who will receive 4% of the profits and losses of the Company.

                              On October 21, 1999, as part of a merger with TMP Worldwide, Inc. ("TMP") the Company's members exchanged their interests in the Company for TMP shares. On this date, the Company ceased to exist as Highland Search Group L.L.C. and began operations as TMP Worldwide, Inc.